SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 7, 2005
                              -------------------
                    THE CONNECTICUT LIGHT AND POWER COMPANY
                             --------------------
            (Exact name of registrant as specified in its charter)


            CONNECTICUT             0-11419          06-0303850
       ------------------      ----------------    ---------------
(State or other jurisdiction     (Commission      (I.R.S. Employer
    of organization)             File Number)     incorporation or
                              Identification No.)

                               107 SELDEN STREET
                 BERLIN,       CONNECTICUT          06037-1616
    -----------------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)

                                (860) 665-5500
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 3     Securities and Trading Markets

Item 3.03(a)  Material Modifications to Rights of Security Holders

     On April 7, 2005, The Connecticut Light and Power Company ("CL&P") completed the issuance and sale to the public of $100,000,000 aggregate principal amount of its 5.000% First and Refunding Mortgage Bonds, 2005 Series A, Due 2015 ("Series A Bonds") and $100,000,000 aggregate principal amount of its 5.625% First and Refunding Mortgage Bonds, 2005 Series B, Due 2035 ("Series B Bonds"; together with the Series A Bonds, the "Bonds"), pursuant to an Underwriting Agreement dated April 4, 2005 between CL&P and Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein. The Bonds were issued under a Supplemental Indenture, dated as of April 1, 2005, between CL&P and Deutsche Bank Trust Company Americas, supplementing the Indenture of Mortgage and Deed of Trust between CL&P and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee (the "Trustee"), dated as of May 1, 1921, as amended and supplemented (the "Indenture").

      Upon the issuance of the Bonds, CL&P received the requisite
66 2/3% consent for certain amendments to the Indenture (the "A Amendment"). The A Amendment contains material changes to the Indenture and, upon the receipt of the requisite consent of 100% of the holders of the last two series of bonds that were issued under the Indenture before 2004, further material amendments to the Indenture will become effective (the "B Amendment"). CL&P does not expect to receive such 100% consent to effect the B Amendment until May 2031, upon the maturity of the last of these two series of bonds.

      Provisions of the A Amendment which differ materially from those of the Indenture prior to such amendment include the elimination of certain conditions and restrictions on the issuance of additional bonds; the elimination of the replacement fund requirement; the easing of limitations for the application or withdrawal of cash deposited with the Trustee; the elimination of provisions that restrict the payment of common stock dividends by CL&P; and the simplification of procedures for the release of minor properties.

      This description of the provisions of the A Amendment does not purport to be complete and is qualified in its entirety by reference to the Indenture, which is filed as Exhibit 99.5 hereto and is hereby incorporated herein by reference.

Section 8   -   Other Events

Item 8.01       Other Events

        On April 7, 2005, CL&P issued the Bonds pursuant to the
Supplemental Indenture. As described above in Item 3.03, upon the issuance of the Bonds, certain amendments to the Indenture were effected.


Section 9   -  Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

               (a)   Not Applicable

               (b)   Not Applicable

               (c)   Exhibits

               Exhibits       Description

               Exhibit 99.1 Underwriting Agreement dated April 4, 2005 between CL&P and the Underwriters named therein.

               Exhibit 99.2 Supplemental Indenture establishing the terms of the Bonds, dated as of April 1, 2005, between CL&P and Deutsche Bank Trust Company Americas, as Trustee
                              (the "Supplemental Indenture").

              Exhibit 99.3    Form of Series A Bond (included as
                              Schedule A-1 to the Supplemental
                              Indenture).

              Exhibit 99.4    Form of Series B Bond (included as
                              Schedule A-2 to the Supplemental
                              Indenture)

              Exhibit 99.5    Composite Indenture of Mortgage, as
                              amended and restated as of April 1,
                              2005 (included as Schedule C to
                              the Supplemental Indenture).

             Exhibit 99.6 Opinion of Jeffrey C. Miller relating to the issuance and sale of Bonds (including consent).


                          [SIGNATURE PAGE TO FOLLOW]





                              SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE CONNECTICUT LIGHT AND POWER COMPANY
                         (Registrant)


                         By:  /s/ Randy A. Shoop
                              Name:  Randy A. Shoop
                              Title:  Vice President and Treasurer



Date:  April 11, 2005